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                                                                    Exhibit 10.5



                            FREEMARKETS ONLINE, INC.

                            1996 STOCK INCENTIVE PLAN


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

                                TABLE OF CONTENTS

                                                                           Page
                                                                           ----
1.       Purpose..............................................................1
2.       Definitions..........................................................1
3.       Scope of the Plan....................................................5
4.       Administration.......................................................6
5.       Eligibility..........................................................8
6.       Conditions to Grants.................................................8
         (a)      General Conditions..........................................8
         (b)      Grant of Options and Option Price...........................8
         (c)      Grant of Incentive Stock Options............................8
         (d)      Grant of Stock Appreciation Rights.........................10
7.       No Employment Rights................................................10
8.       Non-transferability.................................................10
         (a)      Exercise of Options........................................10
         (b)      Exercise of Stock Appreciation Rights......................11
         (c)      Special Rules for Section 16 Persons.......................12
         (d)      Full Vesting upon Change of Control........................12
10.      Termination.........................................................12
         (a)      For Cause..................................................12
         (b)      On Account of Death or Disability..........................12
         (c)      On Account of Retirement...................................12
         (d)      Any Other Reason...........................................12
         (e)      Extension of Term..........................................13
11.      Securities Law Matters..............................................13
12.      Funding.............................................................13
13.      Rights as a Stockholder.............................................13
14.      Nature of Payments..................................................13
15.      Adjustments.........................................................14
16.      Amendment of the Plan...............................................14
17.      Termination of the Plan.............................................14
18.      No Illegal Transactions.............................................14
19.      Controlling Law.....................................................15
20.      Severability........................................................15
21.      Effective Date......................................................15



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                            FREEMARKETS ONLINE, INC.

                            1996 STOCK INCENTIVE PLAN

Introduction.

         FreeMarkets OnLine, Inc., a Delaware corporation (the "Company"), hereby establishes the FreeMarkets OnLine, Inc. 1996 Stock Incentive Plan (the "Plan").

         1. Purpose.

         The purpose of the Plan is to advance the interest of the Company by encouraging and enabling the acquisition of a larger personal financial interest in the Company, thereby strengthening the commitment to the success of the Company and the desire to remain employed or retained by the Company and its Subsidiaries, by those employees, independent contractors, directors and others upon whose judgment and efforts the Company is largely dependent for the successful conduct of its operations. It is anticipated that the acquisition of such financial interest will stimulate the efforts of such persons on behalf of the Company and encourage stockholder and entrepreneurial perspectives through stock ownership. It is also anticipated that the opportunity to obtain such financial interest will prove attractive to promising new employees and will assist the Company in attracting such employees.

         2. Definitions.

         As used in the Plan, terms defined parenthetically immediately after their use shall have the respective meanings provided by such definitions, and the terms set forth below shall have the following meanings (such meanings to be equally applicable to both the singular and plural forms of the terms defined):

         (a) "Award" means options and/or stock appreciation rights granted under the Plan.

         (b) "Award Agreement" has the meaning specified in Section 4(c)(ii).

         (c) "Board" means the Board of Directors of the Company.

         (d) "Cause" means

                  (i) conviction of the Grantee of a felony which is, in the opinion of the Committee, likely to result in injury of a material nature to the Company or a Subsidiary;

                  (ii) the material violation by the Grantee of written policies of the Company or a Subsidiary;

                  (iii) the gross and habitual negligence by the Grantee in the performance of the Grantee's duties to the Company or its Subsidiaries; or



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                  (iv) the willful and intentional action or omission to act in connection with the Grantee's duties to the Company or a Subsidiary resulting, in the opinion of the Committee, in injury of a material nature to the Company or a Subsidiary.

         (e) "Change of Control" means any of the following:

                  (i) the acquisition, after the date of the adoption of the Plan by the Board, directly or indirectly, by any person, entity or "group" within the meaning of Section 1 3(d)(3) or 14(d)(2) of the 1934 Act (other than by the Company or any of its Subsidiaries or any employee benefit plan of the Company or any of its Subsidiaries) of beneficial ownership (within the meaning of Rule 13d-3 promulgated under the 1934 Act) of 50% or more of either the then-outstanding shares of Stock or the combined voting power of the Company's then-outstanding voting securities entitled to vote generally in the election of directors ("Voting Power"); except that, for purposes hereof, no such person, entity or group shall be deemed to have acquired (1) any securities acquired by the Company or a Subsidiary or any employee benefit plan (or any related trust) of the Company or any Subsidiary, (2) any securities acquired pursuant to a benefit plan of the Company or a Subsidiary, (3) any securities issuable pursuant to an option, warrant or right owned by such person, entity or group as of the close of business on the business day immediately preceding the date of the adoption of the Plan by the Board, (4) any securities that were otherwise beneficially owned by such person, entity or group as of the close of business on the business day immediately preceding the date of the adoption of the Plan by the Board and (5) any securities issued in connection with either (x) a stock split, stock dividend or similar recapitalization or reorganization with respect to shares owned immediately prior to the date of the adoption of the Plan by the Board and (y) any shares covered by the foregoing exceptions; provided, however, that no Change of Control shall be deemed to have occurred solely by reason of any such acquisition by a corporation with respect to which, after such acquisition, more than 50% of both the then-outstanding common shares of such corporation and the Voting Power of such corporation are then- beneficially owned, directly or indirectly, by the persons who were the beneficial owners of the Stock and voting securities of the Company immediately before such acquisition in substantially the same proportions as their respective ownership, immediately before such acquisition, of the then-outstanding shares of Stock or the Voting Power of the Company, as the case may be; or

                  (ii) individuals who, as of the Effective Date, constitute the Board (the "Incumbent Board") cease for any reason to constitute at least a majority of the Board; provided, however, that any individual who becomes a director after the Effective Date whose election or nomination for election by the Company's stockholders was approved by at least a majority of the Incumbent Board (other than an election or nomination of' an





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         individual whose initial assumption of office is in connection with an actual or threatened election contest relating to the election of the directors of the Company (as such terms are used in Rule 14a-11 under the 1934 Act)) shall be deemed to be members of the Incumbent Board; or

                  (iii) the approval by the stockholders of the Company of (A) a merger, reorganization or consolidation with respect to which persons who were the respective beneficial owners of the Stock and Voting Power of the Company immediately before such merger, reorganization or consolidation do not, immediately thereafter, beneficially own, directly or indirectly, more than 50% of, respectively, the then-outstanding common shares and the Voting Power of the corporation resulting from such merger, reorganization or consolidation, (B) a liquidation or dissolution of the Company or (C) the sale or other disposition of all or substantially all of the assets of the Company; provided, however, that for the purposes of this clause (iii) the votes of all Section 16 Persons shall be disregarded in determining whether stockholder approval has been obtained.

Notwithstanding the foregoing, (a) a Change of Control shall be deemed not to have occurred with respect to any Section 16 Person if such Section 16 Person is, by agreement (written or otherwise), a participant on such Section 16 Person's own behalf in a transaction which causes the Change of Control to occur and (b) an IPO shall not be deemed to be a Change of Control.

         (f) "Change of Control Value" means the Fair Market Value of a share of Stock on the date of a Change of Control.

         (g) "Code" means the Internal Revenue Code of 1986, as amended, and regulations and rulings thereunder. References to a particular section of the Code shall include references to successor provisions.

         (h) "Committee" means the committee of the Board appointed pursuant to
Section 4(a).

         (i) "Company" has the meaning ascribed to such term in the introductory paragraph.

         (j) "Disability" means, for purposes of the exercise of an incentive stock option after termination of employment, a permanent and total disability within the meaning of Section 422(e)(3) of the Code, and for all other purposes, a mental or physical condition which, in the opinion of the Committee, renders a Grantee unable or incompetent to carry out the job responsibilities which such Grantee held or the tasks to which such Grantee was assigned at the time the disability was incurred, which condition is expected to be permanent or for an indefinite duration exceeding one year.

         (k) "Effective Date" has the meaning ascribed to such term in
Section 21.



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         (l) "Fair Market Value" with respect to the Stock means,

                  (i) as of any applicable date (other than on the IPO Date):

                           (A) if the security is listed for trading on the New
                  York Stock Exchange, the closing price, regular way, of the security as reported on the New York Stock Exchange Composite Tape, or if no such reported sale of the security shall have occurred on such date, on the next preceding date on which there was such a reported sale, or

                           (B) if the security is not so listed, but is listed
                  on another national securities exchange or authorized for quotation on the National Association of Securities Dealers Inc.'s NASDAQ National Market System ("NASDAQ/NMS"), the closing price, regular way, of the security on such exchange or NASDAQ/NMS, as the case may be, or if no such reported sale of the security shall have occurred on such date, on the next preceding date on which there was such a reported sale, or

                           (C) if the security is not listed for trading on a
                  national securities exchange or authorized for quotation on NASDAQ/NMS, the average of the closing bid and asked prices as reported by the National Association of Securities Dealers Automated Quotation System ("NASDAQ") or, if no such prices shall have been so reported for such date, on the next preceding date for which such prices were so reported, or

                           (D) if the security is not listed for trading on a
                  national securities exchange or is not authorized for quotation on NASDAQ/NMS or NASDAQ, the fair market value of the security as determined in good faith by the Board; and

                  (ii) as of the IPO Date, the price to the public pursuant to the form of final prospectus used in connection with the IPO, as indicated on the cover page of such prospectus or otherwise.

         (m) "Grant Date" means the date as determined in accordance with
Section 6(a)(i).

         (n) "Grantee" means an individual who has been granted an Award.

         (o) "including" or "includes" means "including, without limitation," or "includes, without limitation", respectively.

         (p) "IPO" means an initial public offering of Stock.

         (q) "IPO Date" means the effective date of the underwriting agreement between the Company and the underwriters of the IPO.

         (r) "Minimum Consideration" means $.01 per share of Stock or such other amount that is from time to time considered to be capital for purposes of
Section 154 of the Delaware General Corporation Law.


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         (s) "1934 Act" means the Securities Exchange Act of 1934, as amended, and regulations and rulings thereunder. References to a particular section or, or rule under, the 1934 Act shall include references to successor provisions.

         (t) "Option Price" means the per share purchase price of Stock subject to an option.

         (u) "Plan" has the meaning ascribed to such term in the introductory paragraph.

         (v) "Retirement" means a termination of employment with the Company and its Subsidiaries, other than for Cause, at any time after attaining age 60.

         (w) "SEC" means the Securities and Exchange Commission.

         (x) "Section 16 Person" means a person, whether or not a Grantee, who is potentially subject to liability under Section 16(b) of the 1934 Act with respect to transactions involving equity securities of the Company, irrespective of whether such person was subject to such liability at the time of the grant of any particular Award.

         (y) "Stock" means the common stock, $.01 par value, of the Company.

         (z) "Subsidiary" means, for purposes of grants of incentive stock options, a corporation as defined in Section 424(f) of the Code (with the Company being treated as the employer corporation for purposes of such definition) and, for all other purposes, a corporation with respect to which the Company owns, directly or indirectly, 25% or more of the then-outstanding common shares.

         (aa) 10% Owner" means a person who owns stock (including stock treated as owned under Section 424(d) of the Code) possessing more than 10% of the total combined voting power of all classes of stock of the Company.

         (bb) "Termination" has the meaning ascribed to such term in
Section 4(c)(iv).

         3. Scope of the Plan.

         (a) Subject to Section 15, the aggregate number of shares of Stock which may be issued or delivered and as to which stock options may be granted under the plan is 2,200 shares. Such shares may be treasury shares or newly-issued shares, as may be determined from time to time by the Board or the Committee.


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         (b) If and to the extent that an Award shall expire or terminate for any reason without having been exercised in full, or shall be forfeited, without, in either case, the Grantee having enjoyed any of the benefits of stock ownership (other than dividends that are likewise forfeited or voting rights), the shares of Stock associated with such Award shall become available for other Awards.

         4. Administration.

         (a) Subject to Section 4(b), the Plan shall be administered by a the Compensation Committee of the Board (the "Committee") which shall consist of not less than three persons who are directors of the Company. Membership on the Committee shall from time to time (A) be increased or decreased and (B) shall be subject to such limitations, in each case as the Board deems appropriate to permit transactions in Stock pursuant to the Plan to be exempt from potential liability under Section 16(b) of the 1934 Act pursuant to Rule 16b-3 thereunder.

         (b) The Board may reserve to itself or delegate to another committee of the Board any or all of the authority and responsibility of the Committee with respect to Awards to Grantees who are not Section 16 Persons at the time any such delegated authority or responsibility is exercised. Such other committee may consist of two or more directors who may, but need not be, officers or employees of the Company or of any of its Subsidiaries. To the extent that the Board has reserved to itself or delegated to such other committee the authority and responsibility of the Committee, all references to the Committee in the Plan shall be to the Board or such other committee.

         (c) The Committee or the Board or other committee of the Board, as the case may be, shall have full and final authority and sole discretion, but subject to the express provisions of the Plan, as follows:

                  (i) to grant Awards and determine the Grant Date and term thereof;

                  (ii) to determine (A) when and to whom Awards may be granted, and (B) the terms and conditions applicable to each Award, including the Option Price of an option, whether an option shall qualify as an incentive stock option, the benefit payable under any stock appreciation right and any limits on the percentage of Awards which may from time to time be exercised by a Grantee, all of which shall be set forth in the written agreements by which all Awards shall be evidenced ("Award Agreements") which need not be identical;

                  (iii) to interpret the Plan and to make all determinations necessary or advisable for the administration of the Plan;



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


                  (iv) to prescribe, amend, and rescind rules relating to the Plan, including rules with respect to the exercisability and nonforfeitability of Awards upon a Grantee's termination of employment or other separation from the Company or any of its Subsidiaries (a "Termination");

                  (v) to determine any restrictions or conditions (including (A) imposing restrictions with respect to stock acquired upon exercise of an option, which restrictions may continue beyond the Grantee's Termination and (B) requiring the Grantee to grant to one or more persons an irrevocable proxy to vote, to execute and deliver written consents or otherwise act with respect to stock acquired upon exercise of an option) of the Award Agreements;

                  (vi) to cancel, with the consent of the Grantee, outstanding Awards and to grant new Awards in substitution therefor;

                  (vii) to accelerate the exercisability (including exercisability with a period of less than one year after the Grant
         Date) of, and to accelerate or waive any or all of the restrictions and conditions applicable to, any Award or any group of Awards for any reason and at any time, including in connection with a Termination (other than Termination for Cause) or a Change of Control;

                  (viii) to extend the time during which any Award or group of Awards may be exercised;

                  (ix) to amend, with the consent of the Grantee, Award Agreements in respect of Awards which have not been exercised; provided, however, that the consent of the Grantee shall not be required for any amendment which (A) does not adversely affect the rights of the Grantee, or (B) is necessary or advisable (as determined by the Committee) to carry out the purpose of the Award as a result of any new or change in existing applicable law, regulation, ruling or judicial decision;

                  (x) to take any action at any time before the exercise of an option (whether or not an incentive stock option), without the consent of the Grantee, to prevent such option from being treated as an incentive stock option;

                  (xi) to impose such additional conditions, restrictions, and limitations upon the grant, exercise or retention of Awards as the Committee may, before or concurrently with the grant thereof, deem appropriate;

                  (xii) to approve the manner of payment and determine the terms related thereto by a Grantee in connection with an Award;



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


                  (xiii) to require written investment representations by a Grantee as provided in Section 12;

                  (xiv) to make equitable adjustment of Awards as provided in
         Section 15;

                  (xv) to cancel stock appreciation rights; and

                  (xvi) to take any other action with respect to any matters relating to the Plan for which it is responsible.

The determination of the Committee on all matters relating to the Plan or any Award Agreement shall be conclusive and final. No member of the Committee shall be liable for any action or determination made in good faith with respect to the Plan or any Award.

         5. Eligibility.

         Awards may be granted to any full-time employee (including any officer), part-time employee, independent contractor or director employed or retained by the Company or any of its Subsidiaries. In selecting the individuals to whom Awards may be granted, as well as in determining the number of shares of Stock subject to, and the other terms and conditions applicable to, each Award, the Committee shall take into consideration such factors as it deems relevant in promoting the purposes of the Plan.

         6. Conditions to Grants.

         (a) General Conditions.

                  (i) The Grant Date of an Award shall be the date on which the Committee grants the Award or such later date as specified in advance by the Committee.

                  (ii) A Grantee may, if otherwise eligible, be granted additional Awards.

                  (iii) To the extent not set forth in the Plan, the terms and conditions of each Award shall be set forth in an Award Agreement.

         (b) Grant of Options and Option Price.

                  (i) No later than the Grant Date of any option, the Committee shall determine the Option Price of such option: provided, however, that the Option Price for incentive stock options issued pursuant to
         Section 6(c) shall not be less than 100% of the Fair Market Value of the Stock on the Grant Date.





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                  (ii) The Committee may, in its discretion, permit a person eligible to receive Awards under Section 5 of the Plan to elect, prior to earning compensation, to be granted an option or options under the Plan in lieu of receiving such compensation. Subject to the express terms of the Plan, such options shall have such terms and conditions as the Committee in its discretion specifies; provided, however, that, in the judgment of the Committee, the value of such options on the Grant Date equals the amount of compensation foregone by such person; and provided, further, that except to the extent such condition may be waived by the securities law counsel to the Company, a Section 16 Person must irrevocably elect to forego such compensation and acquire such option at least six months prior to the Grant Date of such option.

         (c) Grant of Incentive Stock Options. At the time of the grant of any option, the Committee may designate that such option shall be made subject to additional restrictions to permit it to qualify as an "incentive stock option" under the requirements of Section 422 of the Code. Any option designated as an incentive stock option:

                  (i) shall, if granted to a 10% Owner, provide for an Option Price of not less than 110% of the Fair Market Value of the Stock on the Grant Date;

                  (ii) shall not have an aggregate Fair Market Value (determined for each incentive stock option at its Grant Date) of Stock with respect to which incentive stock options are exercisable for the first time by such Grantee during any calendar year (under the Plan and any other employee stock option plan of the Company or any parent or Subsidiary thereof ("Other Plans"), determined in accordance with the provisions of Section 422 of the Code) which exceeds $100,000 (the "$100,000 Limit");

                  (iii) shall, if the aggregate Fair Market Value of Stock (determined on the Grant Date) with respect to the portion of such grant which is exercisable for the first time during any calendar year ("Current Grant") and all incentive stock options previously granted under the Plan and any Other Plans which are exercisable for the first time during a calendar year ("Prior Grants") would exceed the $100,000 Limit, be exercisable as follows:

                           (A) the portion of the Current Grant which would,
                  when added to any Prior Grants, be exercisable with respect to Stock which would have an aggregate Fair Market Value (determined as of the respective Grant Date for such options) in excess of the $100,000 Limit shall, notwithstanding the terms of the Current Grant, be exercisable for the first time by the Grantee in the first subsequent calendar year or years in which it could be exercisable for the first time by the Grantee when added to all Prior Grants without exceeding the $100,000 Limit; and




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

                           (B) if, viewed as of the date of the Current Grant,
                  any portion of a Current Grant could not be exercised under the preceding provisions of this Section 6(c)(iii) during any calendar year commencing with the calendar year in which it is first exercisable through and including the last calendar year in which it may by its terms be exercised, such portion of the Current Grant shall not be an incentive stock option, but shall be exercisable as a separate option at such date or dates as are provided in the Current Grant;

                  (iv) shall be granted within 10 years from the earlier of the date the Plan is adopted or the date the Plan is approved by the stockholders of the Company;

                  (v) shall require the Grantee to notify the Committee of any disposition of any Stock issued pursuant to the exercise of the incentive stock option under the circumstances described in Section 421(b) of the Code (relating to certain disqualifying dispositions) within 10 days of such disposition; and

                  (vi) shall not be granted to any director or independent contractor of the Company or any of its Subsidiaries.

         (d) Grant of Stock Appreciation Rights. When granted, stock appreciation rights shall be identified with shares of Stock subject to a specific option in a number equal to or different from the number of stock appreciation rights so granted. Unless otherwise provided in the applicable Award Agreement, the Grantee's stock appreciation rights shall terminate upon
(i) the expiration, termination, forfeiture or cancellation of the option with which it is associated, or (ii) the exercise of such option.

         7. No Employment Rights.

         Neither the establishment of the Plan nor the granting of any Award shall be construed to (a) give any Grantee the right (i) to remain employed or retained by the Company or any of its Subsidiaries or (ii) to any benefits not specifically provided by the Plan or (b) in any manner modify the right of the Company or any of its Subsidiaries to modify, amend, or terminate any of its employee benefit plans.

         8. Non-transferability.

         Except as may be set forth in an Award Agreement, each Award granted hereunder shall not be assignable or transferable other than by will or the laws of descent and distribution or pursuant to a "qualified domestic relations order" (as that term is defined by the Code or Title I of the Employee Retirement Income Security Act of 1974, as amended, and the rules and regulations promulgated thereunder) and may be exercised, during the Grantee's lifetime, only by the Grantee; provided, however, that a Grantee may in a manner specified by the Committee and to the extent provided in the Plan (a) designate in writing a beneficiary to exercise his Award after the Grantee's death and (b) transfer an option (other than an incentive stock option) or stock appreciation right to a revocable, inter vivos trust as to which the Grantee is both the settlor and trustee, but in no event shall any transfer to such a trust by or on behalf of a Section 16 Person be effective unless the Company shall have received an opinion of counsel, or the staff of the SEC shall have issued an interpretive or "no action" letter, in either case to the effect that such a transfer is not inconsistent with the requirements of Rule 16b-3 under the 1934 Act.

         9. Exercise.

         (a) Exercise of Options. Each option shall be exercised by delivery to the Company of written notice of intent to purchase a specific number of shares of Stock subject to the option. The Option Price of any shares of Stock as to which an option is exercised shall be paid in full at the time of the exercise. Payment may, at the election of the Grantee, be made in any one or any combination of the following:

                  (i) cash;

                  (ii) shares of Stock held by the Grantee for at least 6 months prior to exercise of the option, valued at its Fair Market Value on the date of exercise;

                  (iii) with the approval of the Committee, shares of restricted Stock held by the Grantee for at least 6 months prior to exercise of the option, valued at its Fair Market Value on the date of exercise; or

                  (iv) through simultaneous sale through a broker of shares acquired upon exercise, as permitted under Regulation T of the Federal Reserve Board.

         If restricted Stock ("Tendered Restricted Stock") is to be used to pay the Option Price for Stock, the Committee may, but need not, specify that (i) all the shares of Stock acquired upon the exercise of the option shall be subject to the same restrictions as the Tendered Restricted Stock, determined as of the date of exercise of the option, or (ii) a number of shares of Stock acquired upon the exercise of the option which is equal to the number of shares of Tendered Restricted Stock shall be subject to the same restrictions as the Tendered Restricted Stock, determined as of the date of exercise of the option.

         (b) Exercise of Stock Appreciation Rights. Subject to such terms and conditions as the Committee may impose, each stock appreciation right shall be deemed to have been exercised upon the exercise of the option with which it is affiliated.




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


                  The benefit for each share of Stock in respect of which a stock appreciation right is exercised shall be equal to:

                  (i) the Fair Market Value of a share of Stock on the date of such exercise, reduced by

                  (ii) an amount equal to the Option Price of such option, unless the Committee in the grant of the stock appreciation right specified a higher amount;

provided, however, that the Committee may provide that the benefit for any stock appreciation right shall not exceed such amount or such percentage of the Fair Market Value of a share of Stock on such Grant Date as the Committee shall specify. The benefit upon the exercise of a stock appreciation right shall be payable in cash. Notwithstanding the foregoing, if the Committee in its discretion determines that the exercise of stock appreciation rights would preclude the use of pooling of interests accounting following a sale of the Company which is reasonably likely to occur and that such preclusion of pooling would have a material adverse effect on the sale of the Company, the Committee, in its discretion may either unilaterally preclude stock appreciation rights from being exercised upon the occurrence of a Change of Control by canceling the stock appreciation rights prior to the Change of Control or, subject to Section 3(a), cause the Company to pay the stock appreciation rights benefit in Stock if it determines that such payment would not cause the transaction to be ineligible for pooling.

         (c) Special Rules for Section 16 Persons. No option or stock appreciation right shall be exercisable by a Section 16 Person during the first six months after its Grant Date, except as exempted from Section 16 of the 1934 Act under Rule 16a-2(d) under the 1934 Act or as may from time to time be permitted by the Committee.

         (d) Full Vesting upon Change of Control. In the event of a Change of Control, all unvested Awards held by Grantees who have been employed by the Company for at least three (3) years on the occurrence of such Change of Control shall become immediately vested and exercisable; provided, however, that in such event the Board or Committee, as the case may be, may exercise its authority under Section 4 (c)(vii) to accelerate vesting in respect of Grantees who are not employees or have been employed by the Company for less than three (3) years.

         10. Termination.

         Except as provided by the Committee in the Award Agreement or otherwise and except as otherwise required to maintain the status of an incentive stock option as such:

         (a) For Cause. If a Grantee has a Termination for Cause, any unexercised Award shall thereupon terminate.

         (b) On Account of Death or Disability. If a Grantee has a Termination on account of the Grantee's death or Disability, then any unexercised option and stock appreciation right, whether or not exercisable on the date of such Termination on account of death or Disability may be exercised, in whole or in part, at any time within 360 days after such Termination by the Grantee, or after the Grantee's death, by (A) his personal representative or by the person to whom the option is transferred by will or the applicable laws of descent and distribution, (B) the Grantee's beneficiary designated in accordance with
Section 8, or (C) the then-acting trustee of the trust described in Section 8.

         (c) On Account of Retirement. If a Grantee has a Termination on account of Retirement, any unexercised Award may be exercised, in whole or in part, at any time within 360 days after such Retirement (90 days in the case of an award of an incentive stock option).

         (d) Any Other Reason. If a Grantee has a Termination for a reason other than for Cause, death, Disability, or Retirement, any unexercised Award, to the extent exercisable on the date of the Grantee's Termination, may be exercised in whole or in part, not later than the 10th day following the Grantee's Termination (90th day in the case of an award of an incentive stock option); provided, however, that if the Grantee has entered into an agreement with the Company not to sell any shares of Stock (or the capital stock of a successor to the Company) for a specified period following the consummation of a business combination between the Company and another corporation or entity (the "Specified Period"), such Award may be exercised in whole or in part until the later of such 90th day or 10 business days following the expiration of the Specified Period.

         (e) Extension of Term. In the event of Termination other than for Cause, the term of any Award (whether or not exercisable on the date of the Grantee's Termination) which by its terms would otherwise expire after the Grantee's Termination but prior to the end of the period following the Grantee's Termination described in Sections 10(b), (c) and (d) above for exercise of Awards may, in the discretion of the Committee and except as to incentive stock options, be extended so as to permit any unexercised portion thereof to be exercised at any time within such period. Except as to incentive stock options, the Committee may further extend the period of exercisability to permit any unexercised portion thereof to be exercised within a specified period provided by the Committee. However, in no event may the term of any Award expire more than 10 years after the Grant Date of such Award.

         11. Securities Law Matters.

         (a) If the Committee deems necessary to comply with the Securities Act of 1933, the Committee may require written investment intent representations by the Grantee and may require that a restrictive legend be affixed to certificates for shares of Stock.

         (b) If, based upon the opinion of counsel for the Company, the Committee determines that the exercise or nonforfeitability of, or delivery of benefits pursuant to, any Award would violate any applicable provision of (i) federal or state securities laws or (ii) the listing requirements of any national securities exchange or national market system on which are listed any of the Company's equity securities, then the Committee may postpone any such exercise, nonforfeitability or delivery, as the case may be, but the Company shall use its best efforts to cause such exercise, nonforfeitability or delivery to comply with all such provisions at the earliest practicable date.

         12. Funding.

         Benefits payable under the Plan to any person shall be paid directly by the Company. The Company shall not be required to fund, or otherwise segregate assets to be used for payment of, benefits under the Plan.

         13. Rights as a Stockholder.

         A Grantee shall not, by reason of any Award have any right as a stockholder of the Company with respect to the shares of Stock which may be deliverable upon exercise of an option until such shares have been delivered to him.

         14. Nature of Payments.

         Any and all grants, payments of cash, or deliveries of shares of Stock hereunder shall constitute special incentive payments to the Grantee and shall not be taken into account in computing the amount of salary or compensation of the Grantee for the purposes of determining any pension, retirement, death or other benefits under (a) any pension, retirement, profit-sharing, bonus, life insurance or other employee benefit plan of the Company or any of its Subsidiaries or (b) any agreement between the Company or any Subsidiary, on the one hand, and the Grantee, on the other hand, except as such plan or agreement shall otherwise expressly provide.

         15. Adjustments.

         The Committee shall make equitable adjustment of:

         (a) the number of shares of Stock available under Section 3(a);

         (b) the number of shares of Stock covered by an Award;

         (c) the Option Price of all outstanding options; and

         (d) the Fair Market Value of Stock to be used to determine the amount of the benefit payable in respect of stock appreciation rights;

in each case to reflect a stock dividend, stock split, reverse stock split, share combination, recapitalization, merger, consolidation, acquisition of property or shares, asset spin-off, split-off, reorganization, stock rights offering, liquidation or similar event, of or by the Company.

         16. Amendment of the Plan.

         The Board may from time to time in its discretion amend or modify the Plan without the approval of the stockholders of the Company, except as such stockholder approval may be required (a) to permit the grant of Awards under, and the issuance of Stock pursuant to, the Plan to be exempt from potential liability under Section 16(b) of the 1934 Act or (b) under the listing requirements of any national securities exchange or national market system on which are listed any of the Company's equity securities.

         17. Termination of the Plan.

         The Plan shall terminate on the tenth (10th) anniversary of the Effective Date or at such other time as the Board may determine. Any termination, whether in whole or in part, shall not affect any Award then outstanding under the Plan.

         18. No Illegal Transactions.

         The Plan and all Awards granted pursuant to it are subject to all laws and regulations of any governmental authority which may be applicable thereto; and notwithstanding any provision of the Plan or any Award, Grantees shall not be entitled to exercise Awards or receive the benefits thereof, and the Company shall not be obligated to deliver any Stock or pay any benefits to a Grantee, if such exercise, delivery, receipt or payment would constitute a violation by the Grantee or the Company of any such law or regulation.

         19. Controlling Law.

         The law of Delaware, except its law with respect to choice of law, shall be controlling in all matters relating to the Plan.

         20. Severability.

         If all or any part of the Plan is declared by any court or governmental authority to be unlawful or invalid, such unlawfulness or invalidity shall not serve to invalidate any portion of the Plan not declared to be unlawful or invalid. Any Section or part of a Section so declared to be unlawful or invalid shall, if possible, be construed in a manner which will give effect to the terms of such Section or part of a Section to the fullest extent possible while remaining lawful and valid.

         21. Effective Date.

         Subject to the approval of the Plan by majority vote of the Company's stockholders, the Plan shall become effective as of the date (the "Effective Date") hereof.

         Executed as of January 25, 1996.

                                        FREEMARKETS ONLINE, INC.

                                        By:   /s/ Glen T. Meakem
                                            --------------------------------

                                        Name:  Glen T. Meakem
                                             -------------------------------

                                        Title:    President
                                              ------------------------------


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